SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

National Vision, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NATIONAL VISION, INC.

296 Grayson Highway
Lawrenceville, Georgia 30045
(770) 822-3600

        On July 18, we mailed our proxy materials for our 2003 annual meeting of shareholders, to be held on August 21, 2003. For reasons outside our control, these materials unfortunately included an incorrect proxy card. This card is not valid for our annual meeting. Enclosed with this mailing is the correct proxy card, which we ask that you sign, date, and return in the enclosed postage paid envelope.

        Please disregard the proxy card previously sent to you. If you have already signed and mailed the card, we will instruct our transfer agent to disregard it for all purposes in connection with our annual meeting.

        We are sorry for this inconvenience and we thank you for your cooperation.

NATIONAL VISION, INC.

MITCHELL GOODMAN
General Counsel

Lawrenceville, Georgia

July 22, 2003

PLEASE COMPLETE AND RETURN THE ENCLOSED

PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT
THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

Dear Shareholder:

      Please take note of the important information enclosed with this Proxy.

      Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

      Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

      Thank you in advance for your prompt consideration.

Sincerely,

National Vision, Inc.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	CORRECTED PROXY CARD
NATIONAL VISION, INC.	1. Election of Directors		WITH-	FOR ALL
		FOR	HOLD	EXCEPT
	B. Robert Floum	☐	☐	☐
	Marc B. Nelson	☐	☐	☐
	Jeffrey A. Snow	☐	☐	☐
	Peter T. Socha	☐	☐	☐
	James W. Krause	☐	☐	☐

RECORD DATE SHARES:	NOTE: If you do not wish your shares voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT” box and strike a line through that nominee’s name. Your shares will be voted for the remaining nominees.
In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

Date:

Shareholder sign here

Co-owner sign here

Please be sure to sign and date this Proxy.

NATIONAL VISION, INC.

ANNUAL SHAREHOLDERS MEETING
AUGUST 21, 2003

PROXY SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned does hereby appoint L. READE FAHS and MITCHELL GOODMAN and each of them proxies of the undersigned with full power of substitution in each of them to vote at the annual meeting of shareholders of the Company to be held on August 21, 2003 at 11:00 a.m., and at any and all adjournments thereof, with respect to all shares which the undersigned would be entitled to vote, and with all powers which the undersigned would possess if personally present. This proxy revokes all prior proxies given by the undersigned. Without limiting the generality of the foregoing, said proxies are authorized to vote upon the following matters:

      UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED ON THE REVERSE SIDE HEREOF.

      Please sign exactly as your name or names appear on the reverse side. For more than one owner as shown, each should sign. When signing in a fiduciary capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer; if a partnership, please sign in partnership name by authorized person.